                                                                   EXHIBIT 10.49

                            SECOND AMENDED, RESTATED
                      AND INCREASED MASTER PROMISSORY NOTE

     THIS SECOND AMENDED, RESTATED AND INCREASED MASTER PROMISSORY NOTE is made this 29th day of July, 1999, by (i) SUNRISE EAST ASSISTED LIVING LIMITED PARTNERSHIP ("SEAL"), a Virginia limited partnership, (ii) SUNRISE SEAL, L.L.C. ("Sunrise SEAL"), a Virginia limited liability company, (iii) SUNRISE RIVERSIDE ASSISTED LIVING, L.P., a California limited partnership, SUNRISE HUNTCLIFF ASSISTED LIVING LIMITED PARTNERSHIP, a Georgia limited partnership, SUNRISE STERLING CANYON ASSISTED LIVING LIMITED PARTNERSHIP, a California limited partnership, SUNRISE PARAMUS ASSISTED LIVING LIMITED PARTNERSHIP, a New Jersey limited partnership, SUNRISE FAIRFIELD ASSISTED LIVING, L.P., a New Jersey limited partnership, SUNRISE BELLEVUE ASSISTED LIVING LIMITED PARTNERSHIP, a Washington limited partnership, SUNRISE OAKLAND ASSISTED LIVING LIMITED PARTNERSHIP, a California limited partnership, SUNRISE WALNUT CREEK ASSISTED LIVING LIMITED PARTNERSHIP, a California limited partnership and SUNRISE DECATUR ASSISTED LIVING LIMITED PARTNERSHIP, a Georgia limited partnership (collectively, the "SEAL Affiliates") (SEAL, Sunrise SEAL and the SEAL Affiliates sometimes referred to herein collectively as the "Borrowers") and BANK OF AMERICA, N.A., d/b/a NATIONSBANK, N.A., its successors and assigns, successor by merger to NationsBank, N.A., as administrative agent (the "Administrative Agent") for itself and for certain additional lenders (collectively with the Administrative Agent, the "Lenders") who are or shall be from time to time participating in a bank group pursuant to a Second Amended and Restated Agency Agreement of even date herewith (as amended, restated or substituted from time to time, the "Agency Agreement").

                                    RECITALS

     A. The Lenders have provided a credit facility (such credit facility, as modified, increased, extended, restated or substituted, is referred to hereinafter as the "Credit Facility" or the "Loan") in the maximum principal sum of $250,000,000. Advances or readvances have been made pursuant to, and secured by, the provisions of that certain Amended and Restated Financing and Security Agreement dated December 23, 1997 by and between the Administrative Agent and SEAL (as amended, restated or substituted from time to time, the "Existing Financing Agreement") and that certain Amended and Restated Master Construction Loan Agreement dated December 23, 1997 by and between the Administrative Agent and SEAL (as amended, restated or substituted from time to time, the "Construction Agreement").

     B. The Loan is evidenced by that certain Amended, Restated, Consolidated and Increased Master Promissory Note dated December 23, 1997 payable by SEAL to Administrative Agent on behalf of the Lenders as amended pursuant to the First Amendment to Amended, Restated, Consolidated and Increased Promissory Note and Additional Borrower Joinder Supplement by and among SEAL, Sunrise SEAL and the Administrative Agent (collectively, the "Original Note").

     C. As of December 30, 1998, the Credit Facility was amended by adding Sunrise SEAL as a co-borrower pursuant to amendments to the Original Note, the Existing Financing Agreement and certain other Financing Documents executed in connection therewith.

     D. The Lenders have agreed to increase the Credit Facility Committed Amount to $400,000,000. In connection with such increase and other modifications to the Credit Facility, the Existing Financing Agreement and the Construction Agreement are being amended, restated and consolidated pursuant to the Second Amended and Restated Financing and Security Agreement of even date herewith (as amended, restated or substituted from time to time the "Financing Agreement").

     E. Certain Eligible Projects owned by Sunrise Riverside Assisted Living, L.P., Sunrise Huntcliff Assisted Living Limited Partnership, Sunrise Sterling Canyon Assisted Living Limited Partnership, Sunrise Paramus Assisted Living Limited Partnership, Sunrise Fairfield Assisted Living, L.P., Sunrise Bellevue Assisted Living Limited Partnership, Sunrise Oakland Assisted Living Limited Partnership, Sunrise Walnut Creek Assisted Living Limited Partnership, and Sunrise Decatur Assisted Living Limited Partnership (collectively, the "SEAL Affiliates") have been financed under the Credit Facility, and the SEAL Affiliates have guaranteed the Credit Facility but have not been added as borrowers under the Credit Facility.

     F. In connection with the increase to the Credit Facility, (i) the SEAL Affiliates, and (ii) every other entity beneficially owned, in whole or in part, directly or indirectly, by Sunrise Assisted Living, Inc. which hereafter pledges an Eligible Property as collateral for the Credit Facility and enters into a Joinder Agreement pursuant to the terms of the Financing Agreement (collectively, the "Additional SEAL Affiliates") are to be added as borrowers under the Credit Facility.

     G. The Note, the Deeds of Trust (as defined in the Financing Agreement), the Financing Agreement, the Security Documents (as defined in the Financing Agreement), and all other documents evidencing or securing the Loan are hereinafter referred to collectively as the "Financing Documents."

     H. All capitalized terms used and not defined herein shall have the meaning given to such terms in the Financing Agreement.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Administrative Agent and the Borrower covenant and agree as follows:

     1. The above Recitals are incorporated herein by reference.


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


     2. The Original Note is hereby amended and restated in its entirety as follows:

$400,000,000                                                July 29, 1999

     FOR VALUE RECEIVED, SUNRISE EAST ASSISTED LIVING LIMITED PARTNERSHIP, a Virginia limited partnership, SUNRISE SEAL, L.L.C., a Virginia limited liability company, SUNRISE RIVERSIDE ASSISTED LIVING, L.P., a California limited partnership, SUNRISE HUNTCLIFF ASSISTED LIVING LIMITED PARTNERSHIP, a Georgia limited partnership, SUNRISE STERLING CANYON ASSISTED LIVING LIMITED PARTNERSHIP, a California limited partnership, SUNRISE PARAMUS ASSISTED LIVING LIMITED PARTNERSHIP, a New Jersey limited partnership, SUNRISE FAIRFIELD ASSISTED LIVING, L.P., a New Jersey limited partnership, SUNRISE BELLEVUE ASSISTED LIVING LIMITED PARTNERSHIP, a Washington limited partnership, SUNRISE OAKLAND ASSISTED LIVING LIMITED PARTNERSHIP, a California limited partnership, SUNRISE WALNUT CREEK ASSISTED LIVING LIMITED PARTNERSHIP, a California limited partnership and SUNRISE DECATUR ASSISTED LIVING LIMITED PARTNERSHIP, a Georgia limited partnership (collectively referred to herein as the "Borrower"), promises to pay to the order of BANK OF AMERICA, N.A., d/b/a NATIONSBANK, N.A., successor by merger to NationsBank, N.A. its successors and assigns (the "Administrative Agent") as administrative agent for itself and the other lenders who are or shall be from time to time participating as lenders (collectively with the Administrative Agent, the "Lenders") hereunder pursuant to the Second Amended and Restated Agency Agreement of even date herewith, (as amended, restated or substituted from time to time, the "Agency Agreement"), the maximum principal sum of FOUR HUNDRED MILLION AND NO/100 DOLLARS ($400,000,000) (the "Principal Sum") or such greater amount as the Lenders may from time commit to lend pursuant hereto and to the Agency Agreement, or so much thereof as may be advanced or readvanced to or for the account of the Borrower pursuant to the terms and conditions of the Financing Agreement (as hereinafter defined), together with interest thereon at the rate or rates hereinafter provided. All defined terms not otherwise defined herein shall have the meaning set forth in the Financing Agreement.

     1. Interest. Interest on portions of the outstanding Principal Sum shall accrue and be payable for periods of thirty (30) days each or periods of seven
(7) days each (each a "Eurodollar Period") at a fixed rate for such Eurodollar Period equal to the sum of (i) Eurodollar Rate (as defined in the Financing Agreement), which rate shall be adjusted for any Federal Reserve Board reserve requirements imposed upon the Administrative Agent or any of the Lenders from time to time, plus (ii) that certain number of basis points per annum (the "Spread") applicable pursuant to the conditions set forth below. The Eurodollar Rate determined pursuant to the preceding sentence shall be in effect to the end of the applicable Eurodollar Period. Interest payable hereunder shall also be subject to the conditions set forth in Section 2.4 of the Financing Agreement.

No more than six (6) different Eurodollar Periods may be in effect at any one time provided that not more than one (1) Eurodollar Period may be a seven day Eurodollar Period. Interest shall be computed for the actual number of days which have elapsed from the date of each advance of a portion of the Principal Sum calculated on the basis of a 365-day year.


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
For any Eurodollar Period commencing on a date when one or more of SEAL, Sunrise SEAL or Guarantor (as defined in the Financing Agreement) has a senior secured debt rating from each of Moody's and Standard & Poors and not lower, respectively, than BBB- and Baa3, the Spread shall be determined according to the following grid based on the lower rating, if any, of either Moody's or Standard & Poors.



       STANDARD & POORS                     MOODY'S
  SENIOR SECURED DEBT RATING      SENIOR SECURED DEBT RATING           SPREAD
  --------------------------      --------------------------           ------
              A-                               A3                       100
             BBB+                             Baa1                      110
             BBB                              Baa2                      120
             BBB-                             Baa3                      130

If a senior secured debt rating is not available from both Standard & Poors and Moody's, an implied senior secured debt rating will be used. The implied senior secured debt rating for both Standard & Poors and Moody's will be equivalent to the lower of either (A) one level above the lower of Standard & Poors and Moody's senior unsecured debt rating, or (B) two levels above Standard & Poors and Moody's subordinated debt rating.

In all cases where a Spread based on an actual or implied secured debt rating is not available or is lower than above, the Spread shall be one hundred fifty
(150) basis points.

     2. Payments and Maturity.

     (a) Interest only on the outstanding principal balance of the Loan shall be due and payable on the fifteenth (15th) day of the first (1st) month following the date hereof and on the fifteenth (15th) day of each and every month thereafter for a total of thirty-six (36) consecutive months unless otherwise extended pursuant to the terms of the Financing Agreement; and

     (b) Principal sums repaid prior to the Maturity Date (as hereinafter defined) may be reborrowed pursuant to the terms of the Financing Documents.

     (c) The outstanding principal balance of the Loan and all accrued and unpaid interest thereon shall be due and owing at the Maturity Date.

     (d) The Loan shall mature and the entire principal balance of the Loan, together with all accrued and unpaid interest thereon, shall be due and payable on the date (the "Maturity Date") referred to in the Financing Agreement as the Revolving Credit Termination Date.

     The fact that the balance hereunder may be reduced to zero from time to time pursuant to the Financing Agreement will not affect the continuing validity of this Note or the Financing Agreement, and the balance may be increased to the Principal Sum after any such reduction to zero.


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

     3. Default Interest. Upon the occurrence of an Event of Default (as hereinafter defined), the unpaid Principal Sum shall bear interest thereafter until such Event of Default is cured at a rate which is at all times equal to three percent (3%) per annum in excess of the rate or rates of interest otherwise payable hereunder.

     4. Late Charges. In the event that any payment due hereunder is not received by the Administrative Agent within fifteen (15) days of the date such payment is due (inclusive of the date when due), the Borrower shall pay to the Administrative Agent on demand a late charge equal to four percent (4%) of such payment.

     5. Application and Place of Payments. Unless an Event of Default (as hereinafter defined) has occurred, all payments made on account of this Note, including prepayments, shall be applied in the following order:

          (a) First, to all Enforcement Costs and other expenses of the Administrative Agent and/or the Lenders;

          (b) Second, to all amounts due to the Administrative Agent (in its capacity as Administrative Agent) from the Borrowers or the Lenders;

          (c) Third, to the Lenders, in accordance with their respective pro rata shares of the Loan, for the past due interest on the Note;

          (d) Fourth, to the payment of any prepayment penalty due under Section
4.8 of the Financing Agreement.

          (e) Fifth, to the Lenders, in accordance with their respective pro rata shares of the Loan, for principal of the Note in the order hereinafter provided plus the pro rata share of the settlement payments due to the Administrative Agent or other Lender who provided the Interest Rate Protection (as defined in the Financing Agreement) to the Borrowers (the "Settlement Payments");

          (f) Sixth, to the Lenders, in accordance with their respective pro rata shares of the Loan, for past due fees required under the Financing Documents;

          (g) Seventh, to the Lenders, in accordance with their respective pro rata shares of the Loan, for all other amounts owed the Lenders pursuant to the provisions of the Financing Agreement, this Agreement or the Financing Documents, including but not limited to any unpaid Commitment Fees; and

          (h) Eighth, to the Administrative Agent, in payment or reimbursement of any over-drafts in any account of the Borrowers.

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

The application of payments after an Event of Default shall be determined by the Administrative Agent. All payments on account of this Note shall be paid in lawful money of the United States of America in immediately available funds during regular business hours of the Administrative Agent at its principal office in Baltimore, Maryland or at such other times and places as the Administrative Agent may at any time and from time to time designate in writing to the Borrower. Any payment received after 2:30 p.m. (Baltimore Time) shall be deemed to have been received on the next Banking Day.

     6. Prepayment. The Borrower shall have the right to prepay the Principal Sum in full or in part, at any time and from time to time in accordance with
Section 4.8 of the Financing Agreement. Sums repaid may be reborrowed.

     7. Financing Agreement and Other Financing Documents. This Note is the Note described in the Second Amended and Restated Financing and Security Agreement of even date by and among the Borrowers and the Administrative Agent (as amended or otherwise modified from time to time, the "Financing Agreement"). The term "Financing Documents" as used in this Note shall mean collectively this Note, the Financing Agreement, all Deeds of Trust (as further amended or otherwise modified from time to time), all of the other Financing Documents (as defined in the Financing Agreement) and any other instrument, agreement, or document previously, simultaneously, or hereafter executed and delivered by the Borrower and/or any other person, singularly or jointly with any other person, evidencing, securing, guaranteeing, or in connection with the Credit Facility or the Loan.

     8. Security. This Note is secured by, among other things, certain deeds of trust or mortgages (each as amended, restated or substituted from time to time, a "Deed of Trust" collectively, the "Deeds of Trust"), covering that real estate owned by the Borrower and the improvements thereon more particularly described in the Deeds of Trust identified on any Borrowing Base Report or listing of Optional Collateral and all other property, real and personal, more particularly described in the Deeds of Trust (collectively, the "Property").

     9. Events of Default. The occurrence of any one or more of the following events shall constitute an event of default (individually, an "Event of Default" and collectively, the "Events of Default") under the terms of this Note:

          (a) The failure of the Borrower to pay to the Administrative Agent when due any and all amounts payable by the Borrower to the Lenders under the terms hereunder and such failure continues for five (5) calendar days after notice thereof by the Administrative Agent, except with regard to payment of amounts due at maturity for which no notice or cure period shall be required to be given and except for a Borrowing Base Deficiency (as defined in the Financing Agreement) which shall be payable as provided in the Financing Agreement; or

          (b) The occurrence of a Default or an Event of Default (as those terms are defined in the Financing Agreement) under the terms and conditions of any of the other Financing Documents, which Default or Event of Default remains uncured beyond any applicable grace and/or cure period provided therefor.


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

     10. Remedies. Upon the occurrence of an Event of Default, at the option of the Lenders, all amounts payable by the Borrower to the Lenders under the terms hereof shall immediately become due and payable by the Borrower to the Lenders without notice to the Borrower or any other person, and the Lenders shall have all of the rights, powers, and remedies available under the terms of this Note, any of the other Financing Documents and all applicable laws. The Borrower and all endorsers, guarantors, and other parties who may now or in the future be primarily or secondarily liable for the payment of the indebtedness under the Loan hereby severally waive presentment, protest and demand, notice of protest, notice of demand and of dishonor and non-payment of this Note and expressly agree that this Note or any payment hereunder may be extended from time to time without in any way affecting the liability of the Borrower, guarantors and endorsers. The Borrower and all endorsers, guarantors, and other parties who may now or in the future be liable for payment of the Obligations hereby acknowledge that all advances under the Loan will be made under and will be evidenced by this Note.

     11. Mandatory Arbitration. Any controversy or claim between or among the parties hereto including but not limited to those arising out of or relating to this Note or any related agreements or instruments, including any claim based on or arising from an alleged tort, shall be determined by binding arbitration in accordance with the Federal Arbitration Act (or if not applicable, the applicable state law), as promulgated from time to time by the Rules of Practice and Procedure for the Arbitration of Commercial Disputes of Judicial Arbitration and Mediation Services, Inc., predecessor in interest to Endispute, Inc., doing business as "J.A.M.S./Endispute" and the "Special Rules" set forth below. In the event of any inconsistency, the Special Rules shall control. Judgment upon any arbitration award may be entered in any court having jurisdiction. Any party to this Note may bring an action, including a summary or expedited proceeding, to compel arbitration of any controversy or claim to which this agreement applies in any court having jurisdiction over such action. The foregoing notwithstanding, in a claim pertaining to a Deed of Trust or Collateral located in a state with "one-action" rule which might limit to Lenders' remedies, the Administrative Agent shall have the right in its sole discretion to restrict the application of this arbitration provision to the extent that it would otherwise result in a limitation on the Lenders' remedies in such state.

          (i) Special Rules. The arbitration shall be conducted in Fairfax County, Virginia and administered by J.A.M.S./Endispute who will appoint an arbitrator pursuant to its rules of practice and procedure; if J.A.M.S./Endispute is unable or legally precluded from administering the arbitration, then the American Arbitration Association will serve. All arbitration hearings will be commenced within ninety (90) calendar days of the demand for arbitration; further, the arbitrator shall only, upon a showing of cause, be permitted to extend the commencement of such hearing for up to an additional sixty (60) calendar days.

          (ii) Reservations of Rights. Nothing in this Note shall be deemed to
(i) limit the applicability of any otherwise applicable statutes of limitation or repose and any waivers contained in this Note; or (ii) be a waiver by Administrative Agent of the protection afforded to it by 12 U.S.C. Sec. 91 or any substantially equivalent state law; or (iii) limit the right of the

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

Administrative Agent or the Lenders (A) to exercise self help remedies such as (but not limited to) setoff, or (B) to foreclose against any real or personal property collateral, or (C) to obtain from a court provisional or ancillary remedies such as (but not limited to) injunctive relief or the appointment of a receiver. The Administrative Agent or the Lenders may exercise such self help rights, foreclose upon such property, or obtain such provisional or ancillary remedies before, during or after the pendency of any arbitration proceeding brought pursuant to this Note. At the Administrative Agent's or the Lenders' option, foreclosure under a deed of trust or mortgage may be accomplished by any of the following: the exercise of a power of sale under the deed of trust or mortgage, or by judicial sale under the deed of trust or mortgage, or by judicial foreclosure. Neither the exercise of self help remedies nor the institution or maintenance of an action for foreclosure or provisional or ancillary remedies shall constitute a waiver of the right of any party, including the claimant in any such action, to arbitrate the merits of the controversy or claim occasioning resort to such remedies. Notwithstanding the foregoing, in the event that the Administrative Agent or the Lenders exercise such self help remedies or other actions, the Borrower has not waived any of its rights to seek legal or equitable relief to defend against the Administrative Agent's or the Lenders' exercise of such self help remedies or other actions. No provision in the Financing Documents regarding submission to jurisdiction and/or venue in any court is intended or shall be construed to be in derogation of the provisions in any Financing Document for arbitration of any controversy or claim.

          (iii) Confidentiality. Any arbitration proceeding, award, findings of fact, conclusions of law, or other information concerning such arbitration matters shall be held in confidence by the parties and shall not be disclosed except to each party's employees or agents as shall be reasonably necessary for such party to conduct its business; provided, however, that either party may disclose such information for auditing purposes by independent certified public accountants, for complying with applicable governmental laws, regulations or court orders, or that is or becomes part of the public domain through no breach of this Note.

     12. Consent to Jurisdiction. The Borrower irrevocably submits to the jurisdiction of any state or federal court sitting in the Commonwealth of Virginia over any suit, action, or proceeding arising out of or relating to this Note. The Borrower irrevocably waives, to the fullest extent permitted by law, any objection that the Borrower may now or hereafter have to the laying the venue of any such suit, action, or proceeding brought in any such court and any claim that any such suit, action, or proceeding brought in any such court has been brought in an inconvenient forum. Final judgment in any such suit, action, or proceeding brought in any such court shall be conclusive and binding upon the Borrower and may be enforced in any court in which the Borrower is subject to jurisdiction by a suit upon such judgment provided that service of process is effected upon the Borrower as provided in this Note or as otherwise permitted by applicable law.

     13. Service of Process.

          (a) The Borrower hereby irrevocably designates and appoints Wayne G. Tatusko, Esquire of Watt, Tieder, Hoffar & Fitzgerald, 7929 Westpark Drive, McLean, Virginia 22102, as the Borrower's authorized agent to accept and acknowledge on the Borrower's behalf

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

service of any and all process that may be served in any suit, action, or proceeding instituted in connection with this Note in any state or federal court sitting in the Commonwealth of Virginia. If such agent shall cease so to act, the Borrower shall irrevocably designate and appoint without delay another such agent in the Commonwealth of Virginia satisfactory to the Lenders and shall promptly deliver to the Administrative Agent evidence in writing of such agent's acceptance of such appointment and its agreement that such appointment shall be irrevocable.

          (b) The Borrower hereby consents to process being served in any suit, action, or proceeding instituted in connection with this Note by (i) the mailing of a copy thereof by certified mail, postage prepaid, return receipt requested, to the Borrower and (ii) serving a copy thereof upon the agent hereinabove designated and appointed by the Borrower as the Borrower's agent for service of process. The Borrower irrevocably agrees that such service shall be deemed to be service of process upon the Borrower in any such suit, action, or proceeding. Nothing in this Note shall affect the right of the Lenders to serve process in any manner otherwise permitted by law and nothing in this Note will limit the right of the Lenders otherwise to bring proceedings against the Borrower in the courts of any jurisdiction or jurisdictions.

     14. WAIVER OF TRIAL BY JURY. THE BORROWER AND THE LENDERS HEREBY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING NOT REQUIRED TO BE ARBITRATED PURSUANT TO THE TERMS HEREOF TO WHICH THE BORROWER AND THE LENDERS, OR ANY OF THEM, MAY BE PARTIES, ARISING OUT OF OR IN ANY WAY PERTAINING TO (A) THIS NOTE, (B) THE OTHER FINANCING DOCUMENTS OR (C) ANY OF THE PROPERTY. IT IS AGREED AND UNDERSTOOD THAT THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS NOTE. THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY THE BORROWER, AND THE BORROWER HEREBY REPRESENTS THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. THE BORROWER FURTHER REPRESENTS THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS NOTE AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

     15. Expenses. The Borrower promises to pay to the Administrative Agent on demand by the Administrative Agent all costs and expenses incurred by the Lenders in connection with the collection and enforcement of this Note, including, without limitation, all reasonable attorneys' fees and expenses and all court costs.

     16. Notices. Any notice, request, or demand to or upon the Borrower or the Lenders shall be deemed to have been properly given or made when delivered in accordance with Section 11.1 of the Financing Agreement.

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

     17. Miscellaneous. Each right, power, and remedy of the Lenders as provided for in this Note or any of the other Financing Documents, or now or hereafter existing under any applicable law or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power, or remedy provided for in this Note or any of the other Financing Documents or now or hereafter existing under any applicable law, and the exercise or beginning of the exercise by the Lenders of any one or more of such rights, powers, or remedies shall not preclude the simultaneous or later exercise by the Lenders of any or all such other rights, powers, or remedies. No failure or delay by the Lenders to insist upon the strict performance of any term, condition, covenant, or agreement of this Note or any of the other Financing Documents, or to exercise any right, power, or remedy consequent upon a breach thereof, shall constitute a waiver of any such term, condition, covenant, or agreement or of any such breach, or preclude the Lenders from exercising any such right, power, or remedy at a later time or times. By accepting payment after the due date of any amount payable hereunder, the Lenders shall not be deemed to waive the right either to require prompt payment when due of all other amounts payable under the terms hereof or to declare an Event of Default for the failure to effect such prompt payment of any such other amount. No course of dealing or conduct shall be effective to amend, modify, waive, release, or change any provisions of this Note.

     18. Partial Invalidity. In the event any provision of this Note (or any part of any provision) is held by a court of competent jurisdiction to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision (or remaining part of the affected provision) of this Note; but this Note shall be construed as if such invalid, illegal, or unenforceable provision (or part thereof) had not been contained in this Note, but only to the extent it is invalid, illegal, or unenforceable.

     19. Captions. The captions herein set forth are for convenience only and shall not be deemed to define, limit, or describe the scope or intent of this Note.

     20. Governing Law. The provisions of this Note shall be construed, interpreted and enforced in accordance with the laws of the Commonwealth of Virginia as the same may be in effect from time to time.

     3. It is expressly understood and agreed that the indebtedness evidenced by the Original Note has not been extinguished or discharged hereby and is consolidated herein. The Borrower and/or the Administrative Agent agree that the execution of this Note is not intended and shall not cause or result in a novation with regard to the Original Note.

     4. This Note may be executed in one or more counterparts each of which shall constitute an original for all purposes; provided, however, that all such counterparts shall together constitute one and the same instrument.

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

     IN WITNESS WHEREOF, the Borrowers and the Administrative Agent have caused this Second Amended, Restated and Increased Master Promissory Note to be executed, under seal, by their duly authorized representatives, as of the date first written above.

                               BORROWERS:

WITNESS OR ATTEST:             SUNRISE EAST ASSISTED LIVING LIMITED PARTNERSHIP,
                               a Virginia limited partnership

                               By: Sunrise Assisted Living Investments, Inc., general partner

                                           By:/s/ James S. Pope          (SEAL)
----------------------                     ------------------------------
                                                James S. Pope
                                                Vice President

                               SUNRISE SEAL, L.L.C., a Virginia limited liability company

----------------------         By:         Sunrise Development, Inc.,
                                           Managing Member

                                           By: /s/ James S. Pope         (SEAL)
                                           ------------------------------
                                                 James S. Pope
                                                 Vice President

                               SUNRISE RIVERSIDE ASSISTED LIVING, L.P., a
                               California limited partnership

----------------------         By:         Sunrise Assisted Living Investments,
                                           Inc., its general partner

                                           By: /s/ James S. Pope         (SEAL)
                                           ------------------------------
                                                 James S. Pope
                                                 Vice President

                               SUNRISE HUNTCLIFF ASSISTED LIVING LIMITED
                               PARTNERSHIP, a Georgia limited partnership

                               By: Sunrise Assisted Living Investments, Inc., its general partner
------------------------

                                           By: /s/ James S. Pope         (SEAL)
                                           ------------------------------
                                                 James S. Pope
                                                  Vice President

                               SUNRISE STERLING CANYON ASSISTED LIVING LIMITED PARTNERSHIP, a California limited partnership

                               By: Sunrise Assisted Living Investments, Inc., its general partner
------------------------

                                           By: /s/ James S. Pope         (SEAL)
                                           ------------------------------
                                                  James S. Pope
                                                  Vice President

                               SUNRISE PARAMUS ASSISTED LIVING LIMITED
                               PARTNERSHIP, a New Jersey limited partnership

                               By: Sunrise Assisted Living Investments, Inc., its general partner
------------------------

                                           By: /s/ James S. Pope         (SEAL)
                                           ------------------------------
                                                  James S. Pope
                                                  Vice President

                               SUNRISE FAIRFIELD ASSISTED LIVING, L.P., a
                               New Jersey limited partnership

                               By: Sunrise Assisted Living Investments, Inc., its general partner
------------------------

                                           By: /s/ James S. Pope         (SEAL)
                                           ------------------------------
                                                  James S. Pope
                                                  Vice President

                               SUNRISE BELLEVUE ASSISTED LIVING LIMITED
                               PARTNERSHIP, a Washington limited partnership

                               By: Sunrise Assisted Living Investments, Inc., its general partner
------------------------

                                           By: /s/ James S. Pope         (SEAL)
                                           ------------------------------
                                                  James S. Pope
                                                  Vice President

                               SUNRISE OAKLAND ASSISTED LIVING LIMITED
                               PARTNERSHIP, a California limited partnership

                               By: Sunrise Assisted Living Investments, Inc., its general partner
------------------------

                                           By: /s/ James S. Pope          (SEAL)
                                           ------------------------------
                                                  James S. Pope
                                                  Vice President

                               SUNRISE WALNUT CREEK ASSISTED LIVING LIMITED
                               PARTNERSHIP, a California limited partnership

                               By: Sunrise Assisted Living Investments, Inc., its general partner
------------------------

                                           By: /s/ James S. Pope         (SEAL)
                                           ------------------------------
                                                  James S. Pope
                                                  Vice President

                               SUNRISE DECATUR ASSISTED LIVING LIMITED
                               PARTNERSHIP, a Georgia limited partnership

                               By: Sunrise Assisted Living Investments, Inc., its general partner
------------------------

                                           By: /s/ James S. Pope         (SEAL)
                                           ------------------------------
                                                  James S. Pope
                                                  Vice President

                           ADMINISTRATIVE AGENT:

WITNESS: BANK OF AMERICA, N.A., d/b/a NATIONSBANK, N.A., successor by merger to NationsBank, N.A., as Administrative Agent for itself and the Other Lenders

                           By:/s/ Sabina Kelly                (SEAL)
-----------------                 ----------------------------
                                  Sabina Kelly
                                  Senior Vice President

STATE/COMMONWEALTH OF VIRGINIA,
CITY/COUNTY OF ________________, TO WIT:

     I, _____________________, a Notary Public in and for the jurisdiction aforesaid, do hereby certify that James S. Pope as Vice President of Sunrise Assisted Living Investments, Inc., a Virginia corporation, the general partner of Sunrise East Assisted Living Limited Partnership, a Virginia limited partnership, who executed the foregoing instrument, personally appeared before me and acknowledged said Instrument to be his act and deed that he executed said Instrument for the purposes therein contained.

     WITNESS my hand and Notarial Seal.

                                      ------------------------------
                                      Notary Public

My Commission Expires:

STATE/COMMONWEALTH OF VIRGINIA,
CITY/COUNTY OF ________________, TO WIT:

     I, _____________________, a Notary Public in and for the jurisdiction aforesaid, do hereby certify that James S. Pope as Vice President of Sunrise Development, Inc., a Virginia corporation, the sole member of Sunrise SEAL, L.L.C., a Virginia limited liability company, who executed the foregoing instrument, personally appeared before me and acknowledged said Instrument to be his act and deed that he executed said Instrument for the purposes therein contained.

     WITNESS my hand and Notarial Seal.

                                      ------------------------------
                                      Notary Public

My Commission Expires:

STATE/COMMONWEALTH OF VIRGINIA,
CITY/COUNTY OF ________________, TO WIT:

     I, _____________________, a Notary Public in and for the jurisdiction aforesaid, do hereby certify that James S. Pope as Vice President of Sunrise Assisted Living Investments, Inc., a Virginia corporation, the general partner of Sunrise Riverside Assisted Living Limited Partnership, a California limited partnership, who executed the foregoing instrument, personally appeared before me and acknowledged said Instrument to be his act and deed that he executed said Instrument for the purposes therein contained.

     WITNESS my hand and Notarial Seal.

                                      ------------------------------
                                      Notary Public

My Commission Expires:

STATE/COMMONWEALTH OF VIRGINIA,
CITY/COUNTY OF ________________, TO WIT:

     I, _____________________, a Notary Public in and for the jurisdiction aforesaid, do hereby certify that James S. Pope as Vice President of Sunrise Assisted Living Investments, Inc., a Virginia corporation, the general partner of Sunrise Huntcliff Assisted Living Limited Partnership, a Georgia limited partnership, who executed the foregoing instrument, personally appeared before me and acknowledged said Instrument to be his act and deed that he executed said Instrument for the purposes therein contained.

     WITNESS my hand and Notarial Seal.

                                      ------------------------------
                                      Notary Public

My Commission Expires:

STATE/COMMONWEALTH OF VIRGINIA,
CITY/COUNTY OF ________________, TO WIT:

     I, _____________________, a Notary Public in and for the jurisdiction aforesaid, do hereby certify that James S. Pope as Vice President of Sunrise Assisted Living Investments, Inc., a Virginia corporation, the general partner of Sunrise Sterling Canyon Assisted Living Limited Partnership, a California limited partnership, who executed the foregoing instrument, personally appeared before me and acknowledged said Instrument to be his act and deed that he executed said Instrument for the purposes therein contained.

     WITNESS my hand and Notarial Seal.

                                      ------------------------------
                                      Notary Public

My Commission Expires:

STATE/COMMONWEALTH OF VIRGINIA,
CITY/COUNTY OF ________________, TO WIT:

     I, _____________________, a Notary Public in and for the jurisdiction aforesaid, do hereby certify that James S. Pope as Vice President of Sunrise Assisted Living Investments, Inc., a Virginia corporation, the general partner of Sunrise Paramus Assisted Living Limited Partnership, a New Jersey limited partnership, who executed the foregoing instrument, personally appeared before me and acknowledged said Instrument to be his act and deed that he executed said Instrument for the purposes therein contained.

     WITNESS my hand and Notarial Seal.

                                      ------------------------------
                                      Notary Public

My Commission Expires:

STATE/COMMONWEALTH OF VIRGINIA,
CITY/COUNTY OF ________________, TO WIT:

     I, _____________________, a Notary Public in and for the jurisdiction aforesaid, do hereby certify that James S. Pope as Vice President of Sunrise Assisted Living Investments, Inc., a Virginia corporation, the general partner of Sunrise Fairfield Assisted Living Limited Partnership, a New Jersey limited partnership, who executed the foregoing instrument, personally appeared before me and acknowledged said Instrument to be his act and deed that he executed said Instrument for the purposes therein contained.

     WITNESS my hand and Notarial Seal.

                                      ------------------------------
                                      Notary Public

My Commission Expires:

STATE/COMMONWEALTH OF VIRGINIA,
CITY/COUNTY OF ________________, TO WIT:

     I, _____________________, a Notary Public in and for the jurisdiction aforesaid, do hereby certify that James S. Pope as Vice President of Sunrise Assisted Living Investments, Inc., a Virginia corporation, the general partner of Sunrise Bellevue Assisted Living Limited Partnership, a Washington limited partnership, who executed the foregoing instrument, personally appeared before me and acknowledged said Instrument to be his act and deed that he executed said Instrument for the purposes therein contained.

     WITNESS my hand and Notarial Seal.

                                      ------------------------------
                                      Notary Public

My Commission Expires:

STATE/COMMONWEALTH OF VIRGINIA,
CITY/COUNTY OF ________________, TO WIT:

     I, _____________________, a Notary Public in and for the jurisdiction aforesaid, do hereby certify that James S. Pope as Vice President of Sunrise Assisted Living Investments, Inc., a Virginia corporation, the general partner of Sunrise Oakland Assisted Living Limited Partnership, a California limited partnership, who executed the foregoing instrument, personally appeared before me and acknowledged said Instrument to be his act and deed that he executed said Instrument for the purposes therein contained.

     WITNESS my hand and Notarial Seal.

                                      ------------------------------
                                      Notary Public

My Commission Expires:

STATE/COMMONWEALTH OF VIRGINIA,
CITY/COUNTY OF ________________, TO WIT:

     I, _____________________, a Notary Public in and for the jurisdiction aforesaid, do hereby certify that James S. Pope as Vice President of Sunrise Assisted Living Investments, Inc., a Virginia corporation, the general partner of Sunrise Walnut Creek Assisted Living Limited Partnership, a California limited partnership, who executed the foregoing instrument, personally appeared before me and acknowledged said Instrument to be his act and deed that he executed said Instrument for the purposes therein contained.

     WITNESS my hand and Notarial Seal.

                                      ------------------------------
                                      Notary Public

My Commission Expires:

STATE/COMMONWEALTH OF VIRGINIA,
CITY/COUNTY OF ________________, TO WIT:

     I, _____________________, a Notary Public in and for the jurisdiction aforesaid, do hereby certify that James S. Pope as Vice President of Sunrise Assisted Living Investments, Inc., a Virginia corporation, the general partner of Sunrise Decatur Assisted Living Limited Partnership, a Georgia limited partnership, who executed the foregoing instrument, personally appeared before me and acknowledged said Instrument to be his act and deed that he executed said Instrument for the purposes therein contained.

     WITNESS my hand and Notarial Seal.

                                      ------------------------------
                                      Notary Public

My Commission Expires:

STATE/COMMONWEALTH OF VIRGINIA,
CITY/COUNTY OF ________________, TO WIT:

     I, _____________________, a Notary Public in and for the jurisdiction aforesaid, do hereby certify that Sabina Kelly, a Senior Vice President of Bank of America, N.A., d/b/a NationsBank, N.A., successor by merger to NationsBank, N.A., who executed the foregoing instrument, personally appeared before me and acknowledged said Instrument to be her act and deed that she executed said Instrument for the purposes therein contained.

     WITNESS my hand and Notarial Seal.

                                      ------------------------------
                                      Notary Public

My Commission Expires:

                                    EXHIBIT A
                                JOINDER AGREEMENT

                      AMENDMENT TO SECOND AMENDED, RESTATED
                      AND INCREASED MASTER PROMISSORY NOTE

     THIS AMENDMENT TO SECOND AMENDED, RESTATED AND INCREASED PROMISSORY NOTE (this "Agreement") is made this 14th day of March, 2000, by and among SUNRISE EAST ASSISTED LIVING LIMITED PARTNERSHIP, a Virginia limited partnership ("SEAL"), SUNRISE SEAL, L.L.C., a Virginia limited liability company ("Sunrise SEAL"), SUNRISE DECATUR ASSISTED LIVING LIMITED PARTNERSHIP, a Georgia limited partnership, SUNRISE FAIRFIELD ASSISTED LIVING, L.P., a New Jersey limited partnership, SUNRISE BELLEVUE ASSISTED LIVING LIMITED PARTNERSHIP, a Washington limited partnership, SUNRISE WALNUT CREEK ASSISTED LIVING LIMITED PARTNERSHIP, a California limited partnership, SUNRISE OAKLAND ASSISTED LIVING LIMITED PARTNERSHIP, a California limited partnership, SUNRISE PARAMUS ASSISTED LIVING LIMITED PARTNERSHIP, a New Jersey limited partnership, SUNRISE RIVERSIDE ASSISTED LIVING, L.P., a California limited partnership, SUNRISE HUNTCLIFF ASSISTED LIVING LIMITED PARTNERSHIP, a Georgia limited partnership, SUNRISE STERLING CANYON ASSISTED LIVING LIMITED PARTNERSHIP, a California limited partnership, (collectively the "Original Borrowers") and SUNRISE WESTMINSTER ASSISTED LIVING, L.L.C., a Colorado limited liability company, SUNRISE PINEHURST ASSISTED LIVING LIMITED PARTNERSHIP, a Colorado limited partnership, SUNRISE PARMA ASSISTED LIVING, L.L.C., a Virginia limited liability company, SUNRISE HAMILTON ASSISTED LIVING, L.L.C., a Virginia limited liability company, SUNRISE EDINA ASSISTED LIVING, L.L.C., a Minnesota limited liability company, SUNRISE FARMINGTON HILLS ASSISTED LIVING, L.L.C., a Michigan limited liability company, SUNRISE BATON ROUGE ASSISTED LIVING, L.L.C., a Louisiana limited liability company, SUNRISE NEW ORLEANS ASSISTED LIVING, L.L.C., a Louisiana limited liability company, SUNRISE HOLLY ASSISTED LIVING LIMITED PARTNERSHIP, a Colorado limited partnership, SUNRISE WESTON ASSISTED LIMITED PARTNERSHIP, a Massachusetts limited partnership, SUNRISE NORTHSHORE ASSISTED LIVING LIMITED PARTNERSHIP, a Florida limited partnership, SUNRISE CHESTERFIELD ASSISTED LIVING, L.L.C., a Missouri limited liability company, and SUNRISE CLAREMONT ASSISTED LIVING, L.P., a California limited partnership (the "Additional Borrowers", collectively with the Original Borrowers and any other Additional Borrowers, as hereinafter defined, the "Borrowers"), and BANK OF AMERICA, N.A., as administrative agent (the "Administrative Agent") for itself and for UNITED BANK, as syndication agent (the "Syndication Agent"), FLEET NATIONAL BANK, as documentation agent (the "Documentation Agent") and certain additional lenders who are or shall be from time to time participating as lenders hereunder pursuant to the Agency Agreement, as hereinafter defined (collectively with the Administrative Agent, the "Lenders").

                             INTRODUCTORY STATEMENT

     A. As evidenced by the terms of the Second Amended, Restated and Increased Promissory Note dated July 29, 1999, from the Borrowers other than the Additional Borrowers (as hereinafter defined), jointly and severally, as makers, to the Lender, as payee (such Second Amended, Restated and Increased Promissory Note, together with all modifications thereto, extensions or renewals thereof and substitutions therefor being hereinafter referred to as the

"Note"), the Borrowers other than the Additional Borrowers became indebted unto the Lender for a loan in the maximum principal amount at any one time outstanding of $400,000,000 (the "Credit Facility" or the "Loan"). Pursuant to their respective Additional Borrower Joinder Supplements each of the Additional Borrowers became co-borrowers under the Note and jointly and severally liable with the other Borrowers for the obligations under the Loan.

     B. The Loan is advanced pursuant to the terms of and secured as provided in the Second Amended and Restated Financing and Security Agreement dated July 29, 1999 executed by the Borrowers (the "Existing Financing Agreement").

     C. The Borrowers have applied to the Lenders to modify certain terms an conditions of the Existing Financing Agreement and of the Second Amended and Restated Guaranty of Payment Agreement dated July 29, 1999 by Sunrise Assisted Living, Inc. (the "Guarantor") for the benefit of the Lenders (the "Existing Guaranty"). The Lenders have agreed on the condition, among others that the Existing Financing Agreement and the Existing Guaranty be amended and restated in their entirety pursuant to the terms of the Third Amended and Restated Financing and Security Agreement of even date herewith by and among the Borrowers and the Administrative Agent (as amended, modified, restated, renewed or substituted, the "Financing Agreement") and the Third Amended and Restated Guaranty of Payment Agreement of even date herewith by the Guarantor for the benefit of the Lenders (as amended, modified, restated, renewed or substituted, the "Guaranty").

     D. The Lenders have agreed to make available the Credit Facility upon the conditions that this Agreement amending the interest rate applicable to the Note be executed and delivered to the Administrative Agent.

                                   AGREEMENTS

     NOW, THEREFORE, in consideration of the premises and for the sum of One Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency whereof are hereby acknowledged, the Borrowers and the Lender do hereby mutually covenant and agree as follows:

     1. Incorporation of Recitals. The parties hereto acknowledge and agree that the recitals hereinabove set forth are true and correct in all respects and that the same are incorporated herein and made a part hereof.

     2. Outstanding Obligations. The parties hereto acknowledge and agree (a) that the outstanding principal balance of the Note as of March 14, 2000 is $238,200,000, and (b) that the unpaid principal balance of the Note, together with accrued and unpaid interest thereon, is due and owing subject to the terms of repayment hereinafter set forth, without defense or offset.

     3. Interest Rate. Paragraph 1 (Interest) on page 3 of the Note is hereby amended and restated in its entirety as follows and shall be effective as of the date first above written:

         1. Interest. Interest on portions of the outstanding Principal Sum shall accrue and be payable for periods of thirty (30) days each or periods of seven (7) days each (each a "Eurodollar Period") at a fixed rate for such Eurodollar Period equal to the sum of (i) Eurodollar Rate (as defined in the Financing Agreement), which rate shall be adjusted for any Federal Reserve Board reserve requirements imposed upon the Administrative Agent or any of the Lenders from time to time, plus (ii) one hundred seventy five (175) basis points per annum. The Eurodollar Rate determined pursuant to the preceding sentence shall be in effect to the end of the applicable Eurodollar Period. Interest payable hereunder shall also be subject to the conditions set forth in Section
         2.4 of the Financing Agreement.

         No more than six (6) different Eurodollar Periods may be in effect at any one time provided that not more than one (1) Eurodollar Period may be a seven day Eurodollar Period. Interest shall be computed for the actual number of days which have elapsed from the date of each advance of a portion of the Principal Sum calculated on the basis of a 365-day year.

     4. Continuation of Loan Terms. Except as otherwise expressly set forth below, the outstanding principal balance of the Note shall continue to be repaid on the terms and subject to the conditions set forth in the Note and the other documents evidencing the Loan. All capitalized terms used but not defined in this Agreement shall have the meaning given to such terms in the Financing Documents.

     5. Continuing Agreements; Novation. Except as expressly modified hereby and by the Financing Agreement and the Guaranty, the parties hereto ratify and confirm each and every provision of the Note, and each of the other Financing Documents as if the same were set forth herein. In the event that any of the terms and conditions in the Note or in any of the other Financing Documents conflict in any way with the terms and provisions hereof, the terms and provisions hereof shall prevail. The parties hereto covenant and agree that the execution of this Agreement is not intended to and shall not cause or result in a novation with regard to the Note, the Financing Agreement, the Guaranty and/or the other Financing Documents and that the existing indebtedness of the Borrowers to the Lender evidenced by the Note is continuing, without interruption, and has not been discharged by a new agreement.

     6. Entire Agreement. NO STATEMENTS, AGREEMENTS OR REPRESENTATIONS, ORAL OR WRITTEN, WHICH MAY HAVE BEEN MADE TO ANY OF THE BORROWERS OR TO ANY EMPLOYEE OR AGENT OF THE BORROWERS, EITHER BY THE LENDER OR BY ANY EMPLOYEE, AGENT OR BROKER ACTING ON THE LENDER'S BEHALF, WITH RESPECT TO THE MODIFICATION OF THE LOAN, SHALL BE OF ANY FORCE OR EFFECT, EXCEPT TO THE EXTENT STATED IN THIS AGREEMENT, AND ALL PRIOR AGREEMENTS AND REPRESENTATIONS WITH RESPECT TO THE MODIFICATION OF THE LOAN ARE MERGED HEREIN.

     7. Captions. The captions herein set forth are for convenience only and shall not be deemed to define, limit or describe the scope or intent of this Agreement.

     8. Governing Law. The provisions of this Agreement shall be construed, interpreted and enforced in accordance with the laws of the Commonwealth of Virginia as the same may be in effect from time to time.

                         [SIGNATURES ON FOLLOWING PAGE]

     IN WITNESS WHEREOF, the parties have executed this Agreement under seal as of the date first above written.



                               BORROWERS:

WITNESS/ATTEST:                SUNRISE EAST ASSISTED LIVING LIMITED
                               PARTNERSHIP,
                               a Virginia limited partnership

                               By: Sunrise Assisted Living Investments, Inc., General Partner

--------------------            By:/s/ James S. Pope       (SEAL)
                                        ------------------------
                                        James S. Pope
                                        Vice President

                               SUNRISE SEAL, L.L.C., a Virginia limited liability company

                               By:   Sunrise Development, Inc.,
                                     Managing Member

--------------------            By:/s/ James S. Pope       (SEAL)
                                        ------------------------
                                        James S. Pope
                                        Vice President

                               SUNRISE DECATUR ASSISTED LIVING
                               LIMITED PARTNERSHIP, a Georgia limited
                               partnership

                               By:   Sunrise Assisted Living Investments,
                                     Inc., General Partner

--------------------            By:/s/ James S. Pope       (SEAL)
                                        ------------------------
                                        James S. Pope
                                        Vice President

                               SUNRISE FAIRFIELD ASSISTED LIVING, L.P., a New Jersey limited partnership

                               By:   Sunrise Assisted Living Investments,
                                     Inc., General Partner

--------------------            By:/s/ James S. Pope       (SEAL)
                                        ------------------------
                                        James S. Pope
                                        Vice President

                               SUNRISE BELLEVUE ASSISTED LIVING
                               LIMITED PARTNERSHIP, a Washington limited partnership

                               By:   Sunrise Assisted Living Investments,
                                     Inc., General Partner

--------------------            By:/s/ James S. Pope       (SEAL)
                                        ------------------------
                                        James S. Pope
                                        Vice President

                               SUNRISE WALNUT CREEK ASSISTED LIVING
                               LIMITED PARTNERSHIP, a California limited partnership

                               By:   Sunrise Assisted Living Investments,
                                     Inc., General Partner

--------------------            By:/s/ James S. Pope       (SEAL)
                                        ------------------------
                                        James S. Pope
                                        Vice President

                               SUNRISE OAKLAND ASSISTED LIVING
                               LIMITED PARTNERSHIP, a California limited partnership

                               By:   Sunrise Assisted Living Investments,
                                     Inc., General Partner

--------------------            By:/s/ James S. Pope       (SEAL)
                                        ------------------------
                                        James S. Pope
                                        Vice President

                               SUNRISE PARAMUS ASSISTED LIVING
                               LIMITED PARTNERSHIP, a New Jersey limited partnership

                               By:   Sunrise Assisted Living Investments,
                                     Inc., General Partner

--------------------            By:/s/ James S. Pope       (SEAL)
                                        ------------------------
                                        James S. Pope
                                        Vice President

                               SUNRISE RIVERSIDE ASSISTED LIVING, L.P., a California limited partnership

                               By:   Sunrise Assisted Living Investments,
                                     Inc., General Partner

--------------------            By:/s/ James S. Pope       (SEAL)
                                        ------------------------
                                        James S. Pope
                                        Vice President

                               SUNRISE HUNTCLIFF ASSISTED LIVING
                               LIMITED PARTNERSHIP, a Georgia limited
                               partnership

                               By:   Sunrise Assisted Living Investments,
                                     Inc., General Partner

--------------------            By:/s/ James S. Pope       (SEAL)
                                        ------------------------
                                        James S. Pope
                                        Vice President

                               SUNRISE STERLING CANYON ASSISTED
                               LIVING LIMITED PARTNERSHIP, a California limited partnership

                               By:   Sunrise Assisted Living Investments,
                                     Inc., General Partner

--------------------            By:/s/ James S. Pope       (SEAL)
                                        ------------------------
                                        James S. Pope
                                        Vice President

                               SUNRISE WESTMINSTER ASSISTED
                               LIVING, L.L.C., a Colorado limited liability company

                               By: Sunrise Assisted Living Investments, Inc., Sole Member

--------------------            By:/s/ James S. Pope       (SEAL)
                                        ------------------------
                                        James S. Pope
                                        Vice President

                               SUNRISE PINEHURST ASSISTED LIVING
                               LIMITED PARTNERSHIP, a Colorado limited
                               partnership

                               By: Sunrise Assisted Living Investments, Inc., General Partner

--------------------            By:/s/ James S. Pope       (SEAL)
                                        ------------------------
                                        James S. Pope
                                        Vice President

                               SUNRISE PARMA ASSISTED LIVING, L.L.C.,
                               a Virginia limited liability company

                               By: Sunrise Assisted Living Investments, Inc., Sole Member

--------------------            By:/s/ James S. Pope       (SEAL)
                                        ------------------------
                                        James S. Pope
                                        Vice President

                               SUNRISE HAMILTON ASSISTED LIVING,
                               L.L.C., a Virginia limited liability company

                               By: Sunrise Assisted Living Investments, Inc., Sole Member

--------------------            By:/s/ James S. Pope       (SEAL)
                                        ------------------------
                                        James S. Pope
                                        Vice President

                               SUNRISE EDINA ASSISTED LIVING, L.L.C.,
                               a Minnesota limited liability company

                               By: Sunrise Assisted Living Investments, Inc., Sole Member

--------------------            By:/s/ James S. Pope       (SEAL)
                                        ------------------------
                                        James S. Pope
                                        Vice President

                               SUNRISE FARMINGTON HILLS ASSISTED
                               LIVING, L.L.C., a Michigan limited liability company

                               By: Sunrise Assisted Living Investments, Inc., Sole Member

--------------------            By:/s/  James S. Pope      (SEAL)
                                        ------------------------
                                        James S. Pope
                                        Vice President

                               SUNRISE BATON ROUGE ASSISTED LIVING,
                               L.L.C., a Louisiana limited liability company

                               By: Sunrise Assisted Living Investments, Inc., Sole Member

--------------------            By:/s/ James S. Pope       (SEAL)
                                        ------------------------
                                        James S. Pope
                                        Vice President

                               SUNRISE OF NEW ORLEANS ASSISTED
                               LIVING, L.L.C., a Louisiana limited liability company

                               By: Sunrise Assisted Living Investments, Inc., Sole Member

--------------------            By:/s/ James S. Pope       (SEAL)
                                        ------------------------
                                        James S. Pope
                                        Vice President

                               SUNRISE HOLLY ASSISTED LIVING LIMITED
                               PARTNERSHIP, a Colorado limited partnership

                               By: Sunrise Assisted Living Investments, Inc., General Partner

--------------------            By:/s/ James S. Pope       (SEAL)
                                        ------------------------
                                        James S. Pope
                                        Vice President

                               SUNRISE WESTON ASSISTED LIVING
                               LIMITED PARTNERSHIP, a Massachusetts
                               limited partnership

                               By: Sunrise Assisted Living Investments, Inc., General Partner

--------------------            By:/s/ James S. Pope       (SEAL)
                                        ------------------------
                                        James S. Pope
                                        Vice President

                               SUNRISE NORTHSHORE ASSISTED LIVING
                               LIMITED PARTNERSHIP,  a Florida limited
                               partnership

                               By: Sunrise Assisted Living Investments, Inc., General Partner

--------------------            By:/s/ James S. Pope       (SEAL)
                                        ------------------------
                                        James S. Pope
                                        Vice President

                               SUNRISE CHESTERFIELD ASSISTED LIVING,
                               L.L.C., a Missouri limited liability company

                               By: Sunrise Assisted Living Investments, Inc., Sole Member

--------------------            By:/s/ James S. Pope       (SEAL)
                                        ------------------------
                                        James S. Pope
                                        Vice President

                               SUNRISE CLAREMONT ASSISTED LIVING
                               L.P., a California limited partnership

                               By:   Sunrise Assisted Living Investments,
                                     Inc., General Partner

--------------------            By:/s/ James S. Pope       (SEAL)
                                        ------------------------
                                        James S. Pope
                                        Vice President


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


                               ADMINISTRATIVE AGENT:

WITNESS:                       BANK OF AMERICA, N.A.,
                               as Administrative Agent for the Lenders

--------------------      By: /s/ Leslie M. Zuga           (SEAL)
                                   -----------------------------
                                   Leslie M. Zuga
                                   Senior Vice President



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